                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                             ____________________

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                             ____________________

Date of Report (Date of Earliest Event Reported): February 1, 1999


                           CALCOMP TECHNOLOGY, INC.
              (Exact Name of Registrant as Specified in Charter)


          Delaware                 0-16071               06-0888312
(State or Other Jurisdiction     (Commission            (IRS Employer
      of Incorporation)          File Number)        Identification No.)


 2411 West La Palma Avenue, Anaheim, CA                     92801
(Address of Principal Executive Offices)                  (Zip Code)


Registrant's Telephone Number, including Area Code:  (714) 821-2000


                                Not Applicable
         (Former Name or Former Address, if Changed Since Last Report)
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Item 2.   Acquisition or Disposition of Assets.

          On February 1, 1999, the Registrant sold the operating assets (the "Assets") of its Input Technologies Division (the "Division") to GTCO Corporation, a Maryland corporation (the "Purchaser"), pursuant to a letter agreement dated January 18, 1999 (a copy of which is attached hereto as Exhibit 99.1). The total purchase price for the Assets was Six Million Five Hundred Thousand Dollars ($6,500,000) in cash. The Assets included accounts receivable, pre-paid expenses, property, plant, equipment, intellectual property, inventory and customer lists relating solely to the Division, and the real property and building located in Scottsdale, AZ. In addition, the Purchaser assumed certain of the liabilities and obligations arising solely from the Division. In connection with the sale of the Division, the Registrant granted GTCO a nonexclusive, royalty-free, license to use the names "CalComp" and "Summagraphics."


Item 5.   Other Events

          On or around January 28, 1999, the Registrant's common stock was formally delisted from The Nasdaq Stock Market ("NASDAQ"). The Registrant no longer complied with the minimum bid price or market value of public float requirements for continued listing on NASDAQ. As previously discussed, the Registrant has adopted a Shut-down Plan to close the operations of the Registrant. Consequently, the Registrant was unable to provide NASDAQ with any information to show that it would be able to comply with these requirements and delisting was accelerated.


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

          (a)  Financial statements of businesses acquired.

               Not applicable.

          (b)  Pro forma financial information.

               It is impractical to provide the required pro forma financial information required under Item 7(b) of Form 8-K at the time this report on Form 8-K is required to be filed. In accordance with
               Item 7(b)(2) of Form 8-K, the Company will file the required pro forma financial information under cover of an amended Form 8-K as soon as practicable, but no later than April 17, 1999.

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          (c)  Exhibits.

Exhibit No.    Description of Exhibit
-----------    ----------------------

99.1 Letter Agreement dated January 18, 1999, between the Registrant and GTCO Corporation, a Maryland corporation.


                                   SIGNATURES

          Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: February 15, 1999                 CALCOMP TECHNOLOGY, INC.


                                         By:    /s/ John J. Millerick
                                               _________________________________
                                               John J. Millerick
                                               Chief Financial Officer

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                                 EXHIBIT INDEX


Exhibit No.     Description of Exhibit
-----------     ----------------------

99.1 Letter Agreement dated January 18, 1999, between the Registrant and GTCO Corporation, a Maryland corporation.

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